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                         UBS PACE SELECT ADVISORS TRUST

                    UBS PACE INTERNATIONAL EQUITY INVESTMENTS

    SUPPLEMENT TO THE PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND
     CLASS Y ("MULTI-CLASS PROSPECTUS") AND CLASS P ("CLASS P PROSPECTUS")
                             DATED DECEMBER 1, 2003

                                                                  March 24, 2004

Dear UBS PACE Investor:

     The purpose of this supplement is to notify you of the addition of investment advisors for UBS PACE INTERNATIONAL EQUITY INVESTMENTS.

     A significant part of the services you receive within the UBS PACE Program is the ongoing review and due diligence by UBS Global Asset Management (US) Inc. ("UBS Global AM") of the UBS PACE investment advisors. As part of this process, the board of trustees of the UBS PACE Trust has engaged two additional investment advisors to sub-advise a portion of the above listed fund's assets.

     J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. will each assume their management responsibilities effective April 1, 2004.

     The new investment advisors and related changes in the above fund's investment strategies are described in greater detail below. The new investment advisors expect to realign the fund's portfolio to reflect their proprietary investment strategies over the next several weeks. As a result, during this period, this fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the fund may realize capital gains when portfolio positions are sold by a new investment advisor. These realized capital gains may increase the fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUSES ARE REVISED AS FOLLOWS:

FOR UBS PACE INTERNATIONAL EQUITY INVESTMENTS, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 57 OF THE MULTI-CLASS PROSPECTUS AND P. 50 OF THE CLASS P PROSPECTUS IS REVISED BY REPLACING THE THIRD PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

     UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware International Advisers Ltd. ("Delaware

                                                                 Item No. ZS-248


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     International"), J.P. Morgan Investment Management Inc.("J.P. Morgan") and
     Martin Currie Inc. ("Martin Currie") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

     In managing its segment of the fund's assets, Delaware International conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Delaware International uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

     In managing its segment of the fund's assets, J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

     In managing its segment of the fund's assets, Martin Currie looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.


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THE SECTION AT P. 82 OF THE MULTI-CLASS PROSPECTUS AND P. 67 OF THE CLASS P
PROSPECTUS CAPTIONED "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" IS REVISED BY REPLACING THE TEXT CONCERNING UBS PACE INTERNATIONAL EQUITY INVESTMENTS IN ITS ENTIRETY WITH THE FOLLOWING:

     UBS PACE INTERNATIONAL EQUITY INVESTMENTS.

     Delaware International Advisers Ltd. ("Delaware International"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for UBS PACE International Equity Investments. Delaware International is based in the United Kingdom, located at 80 Cheapside, Third Floor, London EC2V 6EE. Delaware International is a registered investment adviser and is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., a Delaware corporation. Delaware International had approximately $20 billion in assets under management as of December 31, 2003.

     A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis, is primarily responsible for making the day-to-day investment decisions for the fund.

     Mr. May joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He is currently regional research director and senior portfolio manager and leads the European team's research effort. Mr. Serjeant joined Delaware International in 1995 and is currently senior portfolio manager. Ms. Lewis joined Delaware International in 1995 and is currently a senior portfolio manager.

     J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036 and is a wholly-owned indirect subsidiary of J.P. Morgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of December 31, 2003, J.P. Morgan and its affiliates had over $559 billion in assets under management.

     The Portfolio is managed by the firm's International Structured Equity Team. The team is led by Arthur Gresh, Vice President. An employee since 1996, Mr. Gresh was previously head of the Applied Research Team. He holds a Ph.D. in financial economics from the University of Washington.

     Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie and its affiliates are part of one of Scotland's leading independent investment management companies


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     which, since its founding in 1881, has developed an expertise in equity investments. As of December 31, 2003, Martin Currie and its affiliates had over $12.5 billion in assets under management.

     Martin Currie uses a team approach in the management of the fund's portfolio. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various capacities since then. He has held his fund responsibilities since its inception in August 1995.


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